FINANCIAL INCOME (EXPENSES) , NET (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2021	Dec. 31, 2020	Dec. 31, 2019
Financial expenses:
Bank charges and other	$ 566	$ 340	$ 226
Interest on credit facility and amortization of debt issuance fees	405	671	543
Exchange rate expense, net	742	0	0
Total financial expenses	1,713	1,011	769
Financial income:
Exchange rate income, net	0	492	115
Interest income on deposits	875	1,045	2,244
Total financial income	875	1,537	2,359
Financial income (expenses), net	$ (838)	$ 526	$ 1,590